Goldman Sachs Basic Materials
Conference
James J. O'Brien
Chairman and Chief Executive Officer
May 21, 2008

Forward-Looking Statements
This presentation contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the
Securities Exchange Act of 1934, with respect to Ashland’s operating performance. These estimates are based upon a number of assumptions, including those mentioned within this presentation. Such estimates are also based upon internal forecasts and analyses of current and future market conditions and trends, management plans and strategies, weather, operating efficiencies and economic conditions, such as prices, supply and demand, cost of raw materials, and legal proceedings and claims (including environmental and asbestos matters).
Although Ashland believes its expectations are based on reasonable assumptions, it cannot assure the expectations reflected herein will be achieved. This forward-looking information may prove to be inaccurate and actual results may differ significantly from those anticipated if one or more of the underlying assumptions or expectations proves to be inaccurate or is unrealized or if other unexpected conditions or events occur.
Other factors and risks affecting Ashland are contained in Ashland’s Form
10-K for the fiscal year ended Sept. 30, 2007. Ashland undertakes no obligation to subsequently update or revise the forward-looking statements made in this presentation to reflect events or circumstances after the date of this presentation.

Ashland
Distribution
Ashland
Performance
Materials
Ashland
Water
Technologies
Valvoline
* For the six months ended March 31, 2008.
Ashland Today
• Fiscal 2008 YTD* Financial Results
 – Sales & Operating Revenue = $4.0 billion
 – Operating Income = $98 million

Ashland
Distribution
51%
Ashland
Distribution
51%
Performance
Materials
19%
Performance
Materials
19%
Valvoline
19%
Sales & Operating Revenue
Water
Technologies
Water
Technologies
Operating Income
Ashland
Distribution
20%
Ashland
Distribution
20%
Performance
Materials
32%
Performance
Materials
32%
Valvoline
45%
Water
Technologies
Water
Technologies

 11%

 11%

 3%

 3%
* For the six months ended March 31, 2008. Sales & Operating Revenue includes intersegment sales.
 Operating income excludes Unallocated and Other.
Fiscal 2008 YTD*
Revenue and Operating Income

North
America
79%
North
America
79%
Europe
16%
Europe
16%
Other
Other

 3%

 3%

3%

3%
* For the six months ended March 31, 2008.
Revenue by Region
Fiscal 2008 YTD*
Fiscal 2006
Asia/Pacific
Asia/Pacific
North
America
70%
North
America
70%
Europe
22%
Europe
22%

 5%

 5%

 2%

 2%

Residential Housing
Transportation
Industrial Construction
Packaging & Converting
Infrastructure
Marine
* For the six months ended March 31, 2008.
Performance Materials
Business Description
• Composite Polymers - Global
 manufacturer of unsaturated
 polyester resins, vinyl ester
 resins and gelcoats for use
 in composites
• Casting Solutions - A leading
 worldwide provider of foundry
 binder resins, chemicals,
 sleeves, filters and design
 solutions
• Specialty Polymers and
 Adhesives - A producer of high
 -performance, pressure-
 sensitive and structural
 adhesives and specialty resins
Fiscal 2008 YTD* Revenue
by Market (percent)

Fiscal 2008 YTD* Revenue
by Region
North
America
50%
Europe
34%
* For the six months ended March 31, 2008.
Performance Materials
Fiscal 2008 YTD*
• Sales & Operating
  Revenue: $769 million
• Operating Income: $31 million
• Operating Income
  Percent: 4.0%
Strategy
• Cost structure efficiency
• Premium product emphasis
• Growth through expanding
 new technology into
 existing markets
• Growth through increasing
 global reach of existing
 technology

Fiscal 2008 YTD* Revenue
by Market (percent)
* For the six months ended March 31, 2008.
Building & Construction
Chemical Mfg
Personal Care
Transportation
Other
Paint & Coatings
Retail Consumer
Marine
Medical
Distribution
Business Description
• Leading North American
 distributor of packaged and
 bulk chemicals, plastics and
 composite materials;
 provider of comprehensive
 waste-management solutions
• Major plastics distributor
 in Europe
• Approximately 85 percent
 of revenue generated
 in North America

* For the six months ended March 31, 2008.
Environmental
Services/
Other - 2%
Composites
11%
Plastics
42%
Chemicals
45%
Fiscal 2008 YTD* Revenue
by Product Line
Distribution
Fiscal 2008 YTD*
• Sales & Operating
  Revenue: $2.1 billion
• Operating Income: $19 million
• Operating Income
  Percent: 0.9%
Strategy
• Operational excellence
 through systems and process
 improvements
• Customer focus
• Responsible growth
 in targeted markets,
 products and geographies

* For the six months ended March 31, 2008. ® Registered trademark, Ashland.
Do-It-Yourself
34%
Do-It-For-Me
30%
Valvoline
Instant Oil
Change
International
22%
11%
Fiscal 2008 YTD* Revenue
by Channel
Specialty/
Other - 3%
Valvoline
Business Description
• Do-It-For-Me - Branded and
 non-branded lubricant and
 car-care products for the
 automotive service industry
• Valvoline Instant Oil Change®
 - Company-owned and
 franchised oil-change and
 related-service stores
• Do-It-Yourself - Branded
 lubricants and appearance
 products for the retail market
• International - Valvoline
 products sold outside
 North America

* For the six months ended March 31, 2008.
Fiscal 2008 YTD* Revenue
by Product Line
Appearance
Filters
Antifreeze
Lubricants
82%
3%
3%
6%
Valvoline
Fiscal 2008 YTD*
• Sales & Operating
  Revenue: $781 million
• Operating Income: $44 million
• Operating Income
  Percent: 5.6%
Strategy
• Premium business focus
• Optimize business models
• Growth through new
 technology development
• Increase global reach

* For the six months ended March 31, 2008.
Fiscal 2008 YTD* Revenue
by Segment
Industrial
42%
Marine
16%
E&PS
42%
Water Technologies
Business Description
• Major supplier of chemicals
 and services for utility water
 treatment, including boiler
 water, cooling water, fuel and
 waste water
• Major supplier and global
 producer of process water
 treatments for municipal,
 mining and pulp/paper
 processing
• A leading worldwide provider
 of technical products and
 shipboard services for the
 merchant marine and cruise
 ship industry

* For the six months ended March 31, 2008.
Fiscal 2008 YTD* Revenue
by Region
Europe
48%
North
America
31%
Water Technologies
Fiscal 2008 YTD*
• Sales & Operating
  Revenue: $423 million
• Operating Income: $3 million
• Operating Income
  Percent: 0.7%
Strategy
• Fix operating issues
• Improve pricing process
• Reduce cost structure
• Improve supply chain
• Align rewards and metrics

* For the six months ended March 31, 2008. ** Operating-segment trade working capital includes accounts receivable, inventory excluding LIFO reserve, and trade and other payables, net.
Financial Priorities/Strategic Initiatives
• Focus on price management
• Working capital/cash flow
 – Generated $141 million operating cash flow YTD*
 • Net of capital expenditures
 – Cash inflow from operating-segment trade working
 capital** of $11 million YTD*
 • Cash outflow of $229 million during same period of fiscal 2007
 • Target working capital reduction of approximately
 1 percent of sales versus 2007
• Capital redeployment

Investment Highlights
• Net cash position provides options
• Cost structure efficiency
 – Performance Materials
 – Water Technologies
• Focus on cash generation

Questions?